UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 25, 2021

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2021, Semiconductor Components Industries, LLC, a wholly owned subsidiary of ON Semiconductor (as defined below) (“SCILLC”) Terra Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SCILLC (“Merger Subsidiary”), GT Advanced Technologies Inc., a Delaware corporation (“GTAT”), Pirinate Consulting Group 2, LLC, as equityholder representative, and solely for the limited purposes of Section 5.19 thereto, ON Semiconductor Corporation, a Delaware corporation (“onsemi”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Subsidiary will be merged with and into GTAT, with GTAT as the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of SCILLC (the “Merger”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, including customary purchase price adjustments, the aggregate consideration SCILLC will pay in exchange for all of the outstanding equity interests of GTAT upon the closing of the transactions contemplated by the Merger Agreement (the “Closing”), is approximately $415,000,000 (the “Aggregate Purchase Price”).

Completion of the Merger is subject to the satisfaction of several customary closing conditions, including, among other things: (i) the expiration or termination of any applicable waiting period relating to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the applicable antitrust laws of certain other jurisdictions; and (ii) certain other customary closing conditions, including accuracy of representations and warranties, material performance with covenants, and the absence of any material adverse effect on GTAT, SCILLC’s obligations to consummate the Merger are also subject to (x) the retention of at least 70% of GTAT employees; (y) the exercise of dissenters’ rights by stockholders holding no more than 5% of GTAT’s capital stock; and (z) the consummation of the Luxembourg IP Restructuring (as defined in the Merger Agreement) and procurement of the related tax insurance policy by GTAT.

The Merger Agreement may be terminated under certain circumstances, including, but not limited to, by mutual consent or by SCILLC or GTAT, as applicable, (i) if the Merger has not been completed on or before August 25, 2022 (which date may be extended to February 25, 2023 in the event of certain circumstances in the event that applicable regulatory approvals remain pending) (the “Outside Extension Date”); or (ii) upon a breach or inaccuracy of any representation and warranty by the other party that would result in the failure of a closing condition to be capable of being satisfied that remains uncured.

SCILLC and GTAT have made customary representations, warranties and covenants in the Merger Agreement, including, but not limited to, that: (i) each party will use reasonable best efforts to obtain required regulatory approvals; and (ii) GTAT will abide by certain exclusivity and non-solicitation covenants.

The Merger Agreement has been adopted by the boards of directors (or equivalent governing body) of each of onsemi, SCILLC, GTAT, and Merger Subsidiary, and the board of directors of GTAT has recommended that stockholders of GTAT adopt the Merger Agreement. Certain of GTAT’s stockholders who collectively represent greater than 56% of the outstanding voting securities of GTAT have entered into support and voting agreements, pursuant to which such stockholders have agreed to vote in favor of the adoption of the Merger Agreement and consenting to the indemnification obligations of the Indemnifying Holders set forth in the Merger Agreement. The form of support and voting agreements is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, SCILLC will deposit a portion of the Aggregate Purchase Price (the “Indemnity Escrow Amount”), in a third-party escrow account for a period of two (2) years to partially secure the indemnification obligations of the Indemnifying Holders (as defined below). The Stockholders and Equity Incentive Holders (as both are defined in the Merger Agreement) (the “Indemnifying Holders”) have agreed to indemnify SCILLC, the Merger Subsidiary, the Surviving Corporation and their respective affiliates and representatives for breaches of representations and warranties of GTAT with respect to intellectual property matters, covenants and certain other matters up to the Indemnity Escrow Amount and subject to certain other limitations.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about GTAT,

SCILLC, onsemi or Merger Subsidiary in any public reports filed with the SEC by onsemi. In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by GTAT to onsemi and SCILLC in connection with the signing of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between GTAT, onsemi, SCILLC and Merger Subsidiary, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts with respect to GTAT, onsemi, SCILLC or Merger Subsidiary. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. Therefore, the Merger Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01 Regulation FD Disclosure.

On August 25, 2021, onsemi issued a press release announcing their entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 25, 2021, onsemi posted an investor presentation relating to the transactions contemplated by the Merger Agreement to the investor relations section of its website. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the consummation and benefits of the acquisition by onsemi of GTAT. These forward-looking statements are based on information available to onsemi as of the date of this Current Report on Form 8-K and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the control of onsemi. In particular, such risks and uncertainties include, but are not limited to: the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise; the risk that the transaction does not close when anticipated, or at all, including the risk that the requisite regulatory approvals may not be obtained or delayed; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction, including the receipt of shareholder approvals; there may be a material adverse change of onsemi or GTAT, or their respective businesses may suffer as a result of uncertainty surrounding the transaction; the transaction may involve unexpected costs, liabilities or delays; difficulties encountered in integrating GTAT, including the potentially accretive and synergistic benefits; difficulties leveraging desired growth opportunities and markets; the possibility that expected benefits may not materialize as expected; the diversion of and attention of management of onsemi on transaction-related issues; revenue and operating performance; economic conditions and markets (including current financial conditions); risks related to the ability to meet assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in product demand; changes in inventories at customers and distributors; technological and product development risks; enforcement and protection of intellectual property rights and related risks; risks related to the security of information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; the ability to effectively shift production to other facilities when required in order to maintain supply continuity for customers; variable demand and the aggressive pricing environment for semiconductor products; the ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for current products; risks that acquisitions or dispositions may disrupt current plans and operations; the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired businesses; the timely filing of financial information with the SEC for acquired business and the ability to accurately predict the future financial performance of acquired business; competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers or distributors; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with onsemi’s capital allocation policy, such as debt prepayment, stock repurchases or acquisitions, rather than to retain such cash for future needs; risks associated with substantial leverage and restrictive covenants in debt agreements that may be in place from time to time; risks associated with onsemi’s worldwide operations, including changes in trade policies, foreign employment and labor matters associated with unions and collective bargaining arrangements; risks associated with man-made and/or natural disasters or pandemics affecting operations or financial results; the threat or occurrence of international armed conflict and terrorist activities both in the U.S. and internationally; risks of changes in U.S. or international tax rates or legislation, including the impact of the recent U.S. tax legislation; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in onsemi’s Annual Report on Form 10-K as filed with the SEC on February 16, 2021, any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other filings of onsemi with the SEC. These forward-looking statements are as of the date hereof and should not be relied upon as representing our views as of any subsequent date, and onsemi does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 25, 2021, by and among ON Semiconductor Corporation, Semiconductor Components Industries, LLC, Terra Merger Sub, Inc., GT Advanced Technologies Inc. and Pirinate Consulting Group 2, LLC, as equityholder representative.*

10.1	Form of Voting and Support Agreement.

99.1	Press release for ON Semiconductor Corporation, dated August 25, 2021.

99.2	ON Semiconductor Corporation investor presentation, dated August 25, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

ON Semiconductor has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and, upon request by the SEC, agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

August 25, 2021	By:	/s/ Thad Trent
Name: Thad Trent
Title: Executive Vice President, Chief Financial Officer and Treasurer